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                                   Delaware
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\            \                                                 \             \
\ No.  ###   \                                                 \ ###  Shares \
\            \                                                 \             \
--------------                                                  --------------


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                             BIRCH TELECOM, INC.
                  Common Stock, Par Value $0.001 Per Share
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THIS CERTIFIES THAT                   NAME                    IS THE OWNER OF
                   -----------------------------------------
Number (###)
------------------------------------------------SHARES OF THE CAPITAL STOCK OF
                               BIRCH TELECOM, INC.

TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.


IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO
AFFIXED THIS                  DAY OF                A.D.


  --------------------------------       ----------------------------------
   President                               Secretary

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                                    $0.001
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THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPINION SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS COMPANY, ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH OPTION IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE ISSUER OF THESE SHARES.



                               CERTIFICATE
                                   FOR
                                   ###
                                 SHARES
                                 OF THE
                             CAPITAL STOCK

                          BIRCH TELECOM, INC.


                               ISSUED TO

                                 Name
                         ---------------------

                                 DATE

                                 Date
                         ---------------------



FOR VALUE RECEIVED,          HEREBY SELL, ASSIGN AND TRANSFER
                   ---------
UNTO
     ----------------------------------------------------------------
                                                               SHARES
--------------------------------------------------------------
OF THE CAPITAL STOCK REPRESENTED BY THE WRITTEN CERTIFICATE, AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT                             ATTORNEY
                                   ---------------------------
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED COMPANY WITH FULL

POWER OF SUBSTITUTION IN THE PREMISES.

  DATED
        ------------------------------------
         IN PRESENCE OF
                        ----------------------------------------------------
------------------------

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.